UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4525

T. Rowe Price California Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2010

Item 1: Report to Shareholders

California Tax-Free Money Fund	August 31, 2010

The views and opinions in this report were current as of August 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

California tax-free municipal bonds produced strong returns in the six-month period ended August 31, 2010, mostly keeping up with taxable bonds and faring much better than equities in a challenging economic environment. In contrast, California tax-free money market securities offered basically flat returns, reflecting the continued influence of the Federal Reserve’s near-zero interest rate policy. Continuing recent trends, longer-term and lower-quality securities fared much better than shorter-term and higher-quality munis, as investors sought attractive yields from assets perceived to be relatively safe. Investor demand for municipal securities remained strong as investors braced for higher federal and possibly higher state and local income tax rates in 2011. Despite California’s particularly challenging fiscal situation, the California Tax-Free Bond Fund posted a strong return in this environment, while the California Tax-Free Money Fund was roughly flat for the period.

MARKET ENVIRONMENT

The U.S. economic recovery, which started in the third quarter of 2009, has decelerated in recent months, and some fear that the economy is at risk of slipping into a new recession—a so-called “double dip.” According to the most recent estimates, gross domestic product grew at a meager pace of 1.6% in the second quarter of 2010. While national unemployment remains stubbornly above 9% and the housing recovery is far from robust, we currently believe the economy is likely to grow at a sluggish pace in the months ahead and not relapse into recession. Encouraging signs include continued growth in industrial production, modest expansion of payrolls, and rising capital goods shipments.

In the last six months, Fed officials consistently reassured investors that an increase in the fed funds target rate—which remained in the 0.00% to 0.25% range established in late 2008—was not imminent. Most recently, with economic growth weakening, the central bank acted to avoid a passive tightening of policy stemming from activities related to its balance sheet. On August 10, 2010, the Fed adopted a policy of reinvesting principal payments from other maturing securities into Treasury securities. As a result, longer-term Treasury yields tumbled to levels not seen since the depth of the financial crisis in late 2008. Intermediate- and longer-term California municipal yields also declined but not as much as Treasury interest rates.

With municipal yields at reasonable levels relative to Treasury yields, tax-free securities are an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. For example, as of August 31, 2010, the 3.67% yield offered by a 30-year tax-free municipal bond rated AAA was 104% of the 3.52% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.10% in order to receive the same after-tax income from a 30-year AAA muni bond yielding 3.67%. Nonetheless, as in all other fixed income markets, municipal yields are at or near historic lows across the curve. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Year-to-date municipal bond supply through August totaled about $262 billion, according to The Bond Buyer. New supply this year reflects a steady pace of municipal borrowings for ongoing capital needs. Investor demand has remained strong, bolstered by concerns about higher federal, state, and local taxes. About one-fourth of this year’s new supply represented taxable municipal issuance under the Build America Bond (BAB) program, which constricted supply of new tax-exempt securities. While we expect this year’s overall issuance to be in line with that of recent years, the expansion of the BAB program could make aggregate new tax-exempt issuance in 2010 somewhat lower than it was in 2009.

California and other states continue to face fiscal difficulties and have been forced to take drastic actions—including tax and fee increases and spending cuts—to close budget deficits. Despite the increasing negative press regarding their fiscal health, we do not see a near-term threat to the states’ ability to continue servicing their outstanding debts, though we have longer-term concerns about potentially onerous future pension obligations. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. The municipal market is made up of thousands of unique issuers in a variety of sectors, many of which continue to maintain good credit profiles.

Most municipal sectors produced good returns in the last six months, with life-care and hospital revenue bonds among the top-performing segments. We remain cautious on the health care sector, in part because the reform legislation passed earlier this year will lead to tighter reimbursement policies, and state budget cuts could impact Medicaid payments to providers. However, we believe the sector offers select attractive investment opportunities with reasonable credit risks. Industrial revenue and pollution control revenue bonds also did well. In contrast, prerefunded and escrowed-to-maturity bonds, which are backed by U.S. Treasuries, produced mild gains. Tobacco bonds also lagged. We are underweighting this sector because fundamentals are poor, and longer-term consumption trends do not appear to be especially positive for tobacco bonds.

CALIFORNIA MARKET NEWS

The California economic recovery seems to be off to an anemic start, with various indicators posting mixed results during the first seven months of 2010. Nonfarm employment rose by 40,000 jobs through July 2010—only 0.3%. Administrative and support services, which include temporary agencies, gained the most, with 21,600 jobs, while the construction sector posted the largest decline of 32,300 jobs. California’s monthly unemployment rate remained between 12.3% and 12.6% over the course of the year, finishing July—the latest data available—at the bottom of that range. Median home prices gained some momentum during the year, according to the California Association of Realtors, rising 10% in July 2010 over the same period last year. Nonetheless, existing home sales actually fell 20% as federal and state tax credits expired.

California’s general fund revenues totaled $88.7 billion for fiscal year 2010 (ended June 30), while disbursements were $86.7 billion, according to preliminary figures from the State Controller’s Office. As a result, the general fund cash deficit declined from $11.9 billion to $9.9 billion. Without any budgetary actions, however, the general fund deficit will climb to $19.1 billion by the end of fiscal year 2011, according to state officials.

In April 2010, Moody’s and Fitch raised their ratings on California’s general obligation bonds from Baa1 to A1, and BBB to A-, respectively. The new ratings reflect a recalibration on municipal bond ratings and a revised methodology, however, and not necessarily an improvement in credit quality. S&P rates the general obligation bonds A-. The outlooks for all of the ratings are stable. The state also issues lease- and appropriation-backed debt, which are typically rated one notch below the general obligation pledge. As of August 1, 2010, California had $68.6 billion of general obligation bonds and $11.8 billion of lease- and appropriation-backed and Proposition 1A receivables debt (property tax revenue borrowed from cities, counties, and special districts) outstanding. Debt service as a percentage of the state’s budget is approximately 7%.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
Your fund returned 0.01% for the six-month period ended August 31, 2010. As the Fed kept official short-term interest rates in the historically low range of 0.00% to 0.25%, the seven-day simple yield remained very low and ended August at 0.01%.

A Federal Reserve policy targeting a fed funds rate of 0.00% to 0.25% since late 2008 continues to compress all money market rates. All money market asset classes—including Treasury, agency, corporate, and municipal—now trade very close to around that Fed target. The result has been a continuation of meager yields for all money fund investors.

The municipal money market curve spent most of the past six months moving in a very narrow range. California municipal money market yields have averaged around 0.15% for overnight investments, 0.24% for seven-day issues, 0.28% for 90-day securities, and 0.30% for one-year investments. Thus, an investment anywhere along the municipal money market yield curve continues to generate income that is insufficient to meet fund expenses. T. Rowe Price, like many of its peers, is voluntarily waiving a portion of its management fee until such time as the level of income generated by the fund is sufficient to meet fund expenses.

Interestingly, muni rates have stayed low despite the fact that total money fund assets across the industry continue to decline—a drop in demand that would normally push rates higher. A number of factors help explain these persistently low yields: a significant drop in short variable rate debt issuance; short-term bond funds dipping into the one-year part of the money fund curve; and competing demand from taxable money funds, which have become the marginal buyers of short-dated municipals. With the Fed expected to remain on hold through most of 2011, we expect little change in our yield curve for some time to come.

We are finding suitable municipal money market issues harder to locate for several reasons. The problems facing the state of California percolate down to its cities, counties, and school districts, leaving us reluctant to invest in many issuers with whom we have felt comfortable in years past. As mentioned, short-dated, variable rate demand note issuance is down year-to-date, as issuers are opportunistically locking in low rates through longer-dated borrowing in the bond market. As a result, our pool of eligible investments is rather smaller than in years past.

Despite low yields and the credit concerns permeating the municipal market, we remain focused on the fund’s primary mandate—namely, stability of principal and liquidity. The role of a money fund within an investor’sportfolio remains unchanged, and we are remaining true to our investment practices in our effort to fulfill that role. Interest rate cycles are just that—cycles—and we look forward to a time when investors in the fund can feel more rewarded.

California Tax-Free Bond Fund
Your fund returned 5.42% for the six-month period ended August 31, 2010. This gain trailed that of our Lipper peer group average, but the fund continued to outperform the large majority of its peers over longer time periods. (Based on cumulative total return, Lipper ranked the California Tax-Free Bond Fund 76 out of 120, 17 out of 109, 13 out of 100, and 16 out of 82 funds in the California municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended August 31, 2010, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

As mentioned in our February letter, our investment strategy was to overweight longer-term maturities as the steep yield curve made long-term rates much more compelling. Additionally, yields relative to taxable issues for longer-dated bonds were much more attractive than for short- and intermediate-term securities. We kept this bias over the last six months, and most of our new purchases were in longer-dated issues. As a result, the fund’s weighted average maturity extended by a full year, to 15.6 years. Relative to the Barclays Capital Municipal Bond Index, the fund is overweight in the 20- to 30-year maturity range and underweight in the 3- to 10-year range, a factor that aided our performance. Despite the longer maturity profile, the fund’s duration—a measure of its sensitivity to changes in interest rates—declined slightly to 5.7 years from 6.1 years as interest rates moved lower and more holdings were priced to their call dates. While the fund’s duration was neutral to slightly longer than the Barclays index, it appears that the duration for our Lipper peer group was even longer, which may have contributed to the fund’s under-performance.

The fund saw weaker performance from high-quality bonds with shorter maturities—mostly prerefunded issues—while lower-quality, longer-duration holdings fared exceptionally well. Positions held in longer-dated California general obligation and appropriation-backed debt such as that issued by the California Public Works Board were top performers. Our holdings of long-duration, zero-coupon bonds also offered exceptional returns. The fund’s underperformance relative to the Lipper peer group can be attributed mostly to its higher-quality characteristics, as BBB rated and high yield credits garnered stronger returns. An underweight in general obligation issues also detracted. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

The fund experienced a notable shift in its quality diversification over the period. A good portion of the shift was due to Moody’s recalibration of municipal bond ratings in order to bring them in line with the firm’s global scale rating system. The change caused many issuers to be upgraded. Therefore, the fund’s BBB holdings declined by 6%, from 21% to 15% of the portfolio, while both A and AA holdings increased by 3% and 5%, respectively. New additions to the fund were mostly in A and BBB rated credits, where incremental yield relative to high-quality credits remained attractive.

Our purchases in the period included dedicated tax, hospital, and electric revenue bonds. We selectively purchased community development and special tax bonds after a long period of avoidance due to our negative outlook on the real estate market. These new purchases were not of a speculative nature, however, but rather in more established and seasoned areas where most of the development is complete. Overall, we bought more issues than we sold during the period due to positive cash flows in the fund and maturity and coupon reinvestment. New purchases for the fund included issues from Central California’s Walnut Energy Center and the San Diego Redevelopment Agency for the city’s Naval Training Center.

As mentioned above, we are maintaining our bias for essential revenue bonds at the expense of general obligation debt, particularly for California-related credits. Although we have slightly added to our California general obligation exposure, it remains an underweight despite its favorable recent performance. The state’s finances remain challenging, and a signed budget is long overdue. On the plus side, tax revenues have slightly improved and may alleviate the need to issue IOUs this fall. The dependence of localities on state finances gives us cause to be underweight the local general obligation sector as well and, in fact, is more concerning from a credit perspective. We continue to monitor the state’s fiscal challenges closely for an entry point into the general obligation sector once our credit outlook improves and new issuance commences after a budget is put in place.

OUTLOOK

The municipal credit environment could remain challenging for some time. Ongoing economic sluggishness, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local municipalities—a trend that could get worse over the next 12 months. Municipal bond defaults, which historically have been rare, could increase moderately. Maintaining balanced budgets requires careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions.

We continue to believe that the municipal market is a high-quality market and that many longer-term municipal securities offer good value, especially considering that tax rates are expected to rise in the next few years. Longer-term and lower-rated investment-grade municipal bond valuations, though they have rebounded significantly from the lows of 2008, remain attractive and could improve further. In contrast, short- and intermediate-term securities appear to be fully valued and could be vulnerable if shorter-term interest rates increase, though that does not appear likely as long as inflation remains very low and the economy remains weak. We believe increased demand for munis due to higher anticipated tax rates and other factors, along with reduced tax-exempt issuance, will help cushion the effect of any rise in Treasury rates on the municipal market.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals. We think such investments will continue to help us generate excellent long-term relative returns for our clients.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 17, 2010

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The California Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Barclays Capital Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed rate bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

Weighted average life: The dollar-weighted average maturity of a portfolio’s securities without taking into account interest rate reset dates for certain adjustable rate securities. It is a measure that reflects how a fund may react in periods when credit spreads are widening or liquidity conditions are tightening. In general, the longer the fund’s average life, the greater its exposure to interest rate fluctuations. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 8/31/10‡	Year Ended 2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡	2/28/06‡
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income	–[1][2][7]	–[1][2][3]	0.01[1][4]	0.03[1]	0.03[1]	0.02[1]
Distributions						
Net investment income	–[2]	–[2]	(0.01)	(0.03)	(0.03)	(0.02)
NET ASSET VALUE						
End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Ratios/Supplemental Data						
Total return[5]	0.01%[1][7]	0.09%[1][3]	1.35%[1][4]	2.97%[1]	2.95%[1]	2.07%[1]
Ratio of total expenses to average net assets	0.30%[1][6][7]	0.47%[1][3]	0.57%[1][4]	0.55%[1]	0.55%[1]	0.55%[1]
Ratio of net investment income to average net assets	0.01%[1][6][7]	0.10%[1][3]	1.35%[1][4]	2.90%[1]	2.92%[1]	2.06%[1]
Net assets, end of period (in thousands)	$ 89,545	$ 98,700	$ 128,510	$ 133,101	$ 119,123	$ 104,743

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 6/30/11.

(2) Net investment income and distributions round to less than $0.01 per share.

(3) Includes the effect of participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds (0.03% of average net assets), and voluntary management fee waivers (0.11% of average net assets).

(4) Includes participation fees (0.02% of net assets) related to the Treasury's Temporary Guarantee Program for Money Market Funds.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(6) Annualized

(7) Includes the effect of voluntary management fee waivers of 0.25% of average net assets (see Note 5).

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.7%		
CALIFORNIA 86.0%		
ABAG Fin. Auth. for Nonprofit Corp., Zoological Society of San Diego, VRDN, 0.26%, 10/1/34	700	700
Barclays Capital Municipal Trust Receipts, Los Angeles Airport VRDN, 0.27%, 5/15/40 (1)	3,000	3,000
Barclays Capital Municipal Trust Receipts, Stanford Univ., VRDN 0.27%, 4/1/40 (1)	1,200	1,200
Bay Area Toll Auth., 5.00%, 4/1/11	350	359
California, 5.25%, 10/1/19 (Prerefunded 10/1/10) (2)	1,000	1,004
California Dept. of Water Resources, 6.00%, 12/1/10	990	1,004
California EFA, Univ. of Southern California, VRDN 0.30%, 10/1/15	1,500	1,500
California HFA, Catholic Healthcare West, VRDN, 0.26%, 7/1/35	1,900	1,900
California HFA, Kaiser Permenente, TECP, 0.42%, 2/4/11	2,500	2,500
California HFA, Lucile Packard Children's Hosp., VRDN 0.23%, 8/15/23	2,500	2,500
California HFA, Lucile Packard Children's Hosp., VRDN 0.23%, 8/15/33	1,000	1,000
California Housing Fin. Agency, Multi-Family, VRDN 0.25%, 2/1/35	3,215	3,215
California Infrastructure & Economic Dev. Bank, J. Paul Getty Trust, VRDN, 0.18%, 4/1/33	700	700
California Public Works Board, Univ. of California Regents 5.00%, 11/1/10	250	252
California Statewide CDA, John Muir Health, VRDN 0.23%, 8/15/36	3,000	3,000
California Statewide CDA, Kaiser Permanente, TECP 0.34%, 1/14/11	4,000	4,000
California Statewide CDA, Kaiser Permenente, TECP 0.37%, 11/5/10	2,000	2,000
California Statewide CDA, Los Angeles County Museum of Art VRDN, 0.24%, 12/1/34	500	500
California Statewide Communities Dev., Kaiser Permanente TECP, 0.40%, 12/10/10	1,000	1,000

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements On March 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On August 31, 2010, all of the fund’s investments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2010, the fund had $1,000 of unused capital loss carryforwards, all which expire in fiscal 2018.

At August 31, 2010, the cost of investments for federal income tax purposes was $89,262,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2010, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2011. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval. Pursuant to this agreement, management fees in the amount of $45,000 were waived during the six months ended August 31, 2010. Including these amounts, management fees waived in the amount of $226,000 remain subject to repayment at August 31, 2010. For the six months ended August 31, 2010, the fund operated below its expense limitation.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. Pursuant to this agreement, management fees in the amount of $117,000 were waived during the six months ended August 31, 2010.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2010, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and $23,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, www.sec.gov. The description of our proxy voting policies and procedures is also available on our website, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (including any reductions of the management fee rate as a result of any applicable fee waivers or expenses paid by the Adviser) and the fund’s total expense ratio were above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 18, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 18, 2010